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                                                                    Exhibit 23.2

       CONSENT OF MAHONEY COHEN & COMPANY, CPA, P.C. INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 23, 2002, except for Footnote 12, as to which the date is February 12, 2002, related to the financial statements of Netword, Inc. and subsidiary.


/s/     Mahoney  Cohen  &  Company,  CPA,  P.C.

New  York,  New  York
December  20,  2002


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